CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tactical Air Defense Services, Inc., a Nevada corporation, (the “Company”) on Form 10-Q for the year ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alexis Korybut, Chief Financial Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alexis Korybut
Alexis Korybut
Chief Financial Officer

May 24, 2010